Exhibit 10.4(a)
Schedule of executive officers of Digene Corporation entering into
Amended Change in Control Employment Agreements
The following executive officers of Digene Corporation have entered into amended Change in Control Employment Agreements in the third fiscal quarter of 2006 substantially in the form of Exhibit 10.4 to Digene Corporation’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2006:
Robert McG. Lilley
Attila Lorincz
Vincent J. Napoleon
Belinda O. Patrick
Joseph P. Slattery
Donna Marie Seyfried
Larry R. Wellman